Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 22: SUBSEQUENT EVENTS
On January 17, 2017, Navios Acquisition redeemed, through the holder's put option, 100,000 shares of the puttable common stock and paid cash of $1,000 to the holder upon redemption.
On February 3, 2017, the Board of Directors declared a quarterly cash dividend in respect of the fourth quarter of 2016 of $0.05 per share of common stock payable on March 14, 2017 to stockholders of record as of March 7, 2017. The declaration and payment of any further dividends remain subject to the discretion of the Board of Directors and will depend on, among other things, Navios Acquisition's cash requirements as measured by market opportunities and restrictions under its credit agreements and other debt obligations and such other factors as the Board of Directors may deem advisable.
In February 2017, the Company drew $26,650 under the new credit facility with ABN AMBRO BANK N.V. which is secured with its two chemical tankers, following the full repayment of the previous financing arrangements. The facility is repayable in four equal consecutive quarterly installments of $650 each, with a final balloon payment of the balance to be repaid on the last repayment date. The maturity date of the loan is in February 2018. The loan bears interest at LIBOR plus 400 bps per annum.
On February 16, 2017 Navios Acquisition entered into securities purchase agreements with Navios Midstream pursuant to which Navios Acquisition made an investment in Navios Midstream by purchasing 6,446 general partnership interests, respectively, for an aggregate consideration of $79 in order to maintain its 2.0% partnership interest in Navios Midstream in light of such continuous public offering.